UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2015

LIGHTLAKE THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55330	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

445 Park Avenue, 9th Floor, New York, NY 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 829-5546

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01	Other Events.

On June 3, 2015, Lightlake Therapeutics Inc. (the “Company”) issued a press release announcing that Adapt Pharma Limited, the Company’s partner for treating opioid overdose with intranasal naloxone, has commenced a rolling submission of a New Drug Application to the United States Food and Drug Administration for a nasal spray formulation of naloxone, a drug intended to treat opioid overdose.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

99.1	Lightlake Therapeutics Inc. Announces Adapt Pharma Limited Commences Rolling NDA Submission To The FDA For Intranasal Naloxone, dated June 3, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2015

LIGHTLAKE THERAPEUTICS INC.

By:	/s/ Dr. Roger Crystal
Dr. Roger Crystal
Chief Executive Officer and President